                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Jeffrey D. Ayers and Gail B. Rago,  signing  singly,  the  undersigned's true and lawful attorney-in-fact to:

(1)     prepare,  execute  in the  undersigned's  name and on the  undersigned's behalf,  and submit to the United States  Securities  and Exchange  Commission a
Form ID,  including  amendments  thereto,  and any other documents  necessary or appropriate to obtain codes, passwords, and passphrases enabling the undersigned to make electronic  filings with the SEC of reports required by Section 16(a) of the  Securities  Exchange Act of 1934, as amended,  or any rule or regulation of the SEC;

(2)     execute  for and on  behalf  of the  undersigned,  in the  undersigned's capacity as an officer and/or director of Career Education  Corporation ("CEC"),
Forms 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of
1934, as amended, and the rules thereunder;

(3)     do and  perform  any and all acts for and on behalf  of the  undersigned which may be  necessary  or desirable to complete and execute any such Form 4 or
5, complete and execute any amendment or amendments thereto,  and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(4)     take any other  action of any type  whatsoever  in  connection  with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best  interest  of, or legally  required  by, the  undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such  attorney-in-fact  may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to each such  attorney-in-fact  full power and  authority  to do and  perform  any  and  every  act  and  thing  whatsoever requisite,  necessary, or proper to be done in the exercise of any of the rights and  powers  herein  granted,  as  fully  to all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full  power of substitution  or  revocation,  hereby  ratifying  and  confirming  all that such attorney-in-fact,  or such attorney-in-fact's  substitute or substitutes,  shall lawfully  do or cause to be done by virtue  of this  power of  attorney  and the rights  and  powers  herein  granted.  The  undersigned  acknowledges  that  the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned,  are not  assuming  any of the  undersigned's  responsibilities  to comply with Section 16 of the Securities Exchange Act of 1934, as amended.

        This Power of Attorney  shall  remain in full force and effect until the undersigned  is no longer  required  to file  Forms 4 and 5 with  respect to the undersigned's  holdings of, and transactions in, CEC securities,  unless earlier revoked  by the  undersigned  in a signed  writing  delivered  to the  foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 14th day of May, 2008.

                                        /s/ Donna L. Gray
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                                        Signature

                                        Donna L. Gray
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                                        Print Name